                                                                      EXHIBIT 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



COLLECTION PERIOD BEGINNING:        6/1/2003
COLLECTION PERIOD ENDING:          6/30/2003
PREV. DISTRIBUTION/CLOSE DATE:     6/12/2003
DISTRIBUTION DATE:                 7/14/2003
DAYS OF INTEREST FOR PERIOD:              32
DAYS OF COLLECTION PERIOD                 30
MONTHS SEASONED:                           4

                                                               ORIGINAL
PURCHASES            UNITS    CUT-OFF DATE   CLOSING DATE     POOL BALANCE
----------------    ------    ------------   ------------    -----------------
INITIAL PURCHASE    65,308      2/28/2003      3/26/2003      1,001,149,138.34
SUB. PURCHASE #1
SUB. PURCHASE #2

                    ------                                   -----------------
TOTAL               65,308                                    1,001,149,138.34
                    ------                                   -----------------

I.    ORIGINAL DEAL PARAMETERS


                                     DOLLAR AMOUNT        # OF CONTRACTS
                                  ------------------      ---------------
Original Portfolio :              $ 1,001,149,138.34              65,308

                                                                                LEGAL FINAL
Original Securities:                 DOLLAR AMOUNT               COUPON           MATURITY
Class A-1 Notes                   $   200,000,000.00            1.25000%          4/12/2004
Class A-2-A Notes                     177,000,000.00            1.59000%          5/12/2006
Class A-2-B Notes                     100,000,000.00            Floating          5/12/2006
Class A-3 Notes                       228,000,000.00            Floating          7/12/2007
Class A-4 Notes                       206,000,000.00            Floating          9/12/2009
Class B Notes                          90,149,138.00            8.00000%          9/12/2009
                                  ------------------
       Total                      $ 1,001,149,138.00


II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


      (1)   Beginning of period Aggregate Principal Balance                                              (1)    944,836,439.57
                                                                                                              ----------------

      (2)   Subsequent Receivables Added                                                                 (2)                 -
                                                                                                              ----------------

            Monthly Principal Amounts

            (3)   Principal Portion of Scheduled Payments Received        (3)     10,516,598.05
                                                                               ----------------
            (4)   Principal Portion of Prepayments Received               (4)      8,727,730.89
                                                                               ----------------
            (5)   Principal Portion of Liquidated Receivables             (5)      3,500,371.26
                                                                               ----------------
            (6)   Aggregate Amount of Cram Down Losses                    (6)                 -
                                                                               ----------------
            (7)   Other Receivables adjustments                           (7)                 -
                                                                               ----------------

            (8)   Total Principal Distributable Amounts                                                  (8)     22,744,700.20
                                                                                                              ----------------

      (9)   End of Period Aggregate Principal Balance                                                    (9)    922,091,739.37
                                                                                                              ================

      (10)  Pool Factor  (Line 9 / Original Pool Balance)                                               (10)          92.1033%


III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:



                                                                             CLASS A-1         CLASS A-2-A           CLASS A-2-B
                                                                             ---------         -----------           -----------
(11) Original Note Balance                                               $  200,000,000.00      177,000,000.00      100,000,000.00
                                                                         -----------------    ----------------    ----------------

(12) Beginning of period Note Balance                                       112,190,377.95      177,000,000.00      100,000,000.00
                                                                         -----------------    ----------------    ----------------

(13) Noteholders' Principal Distributable Amount                             20,970,564.70               --                  --
(14) Class A Noteholders' Accelerated Principal Amount                               --                  --                  --
(15) Class A Noteholders' Principal Carryover Amount                                 --                  --                  --
(16) Policy Claim Amount                                                             --                  --                  --
                                                                         -----------------    ----------------    ----------------

(17) End of period Note Balance                                              91,219,813.25      177,000,000.00      100,000,000.00
                                                                         =================    ================    ================

(18) Note Pool Factors  (Line 17 / Line 11)                                       45.6099%           100.0000%           100.0000%
                                                                         ------------------   -----------------   ----------------

(19) Class A Noteholders' Ending Note Balance                               802,219,813.25

(20) Class B Noteholders' Ending Note Balance                                80,896,369.83

(21) Class A Noteholders' Beginning Note Balance                            823,190,377.95

(22) Class B Noteholders' Beginning Note Balance                             90,149,138.00

(23) Total Noteholders Principal Distribution for Collection Period          30,223,332.87

(24) Total Noteholders Interest Distribution for Collection Period            1,664,155.23


                                                                   CLASS A-3        CLASS A-4         CLASS B          TOTAL
                                                                   ---------        ---------         -------          -----
(11) Original Note Balance                                       228,000,000.00   206,000,000.00   90,149,138.00  $1,001,149,138.00
                                                                 --------------   --------------   -------------   ----------------
(12) Beginning of period Note Balance                            228,000,000.00   206,000,000.00   90,149,138.00     913,339,515.95
                                                                 --------------   --------------   -------------   ----------------

(13) Noteholders' Principal Distributable Amount                             --               --    9,252,768.17      30,223,332.87
(14) Class A Noteholders' Accelerated Principal Amount                       --               --              --                 --
(15) Class A Noteholders' Principal Carryover Amount                         --               --              --                 --
(16) Policy Claim Amount                                                     --               --              --                 --
                                                                 --------------   --------------   -------------   ----------------

(17) End of period Note Balance                                  228,000,000.00   206,000,000.00   80,896,369.83     883,116,183.08
                                                                 ==============   ==============   =============   ================

(18) Note Pool Factors  (Line 17 / Line 11)                           100.0000%        100.0000%        89.7362%           88.2103%
                                                                 --------------   --------------   -------------   ----------------

(19) Class A Noteholders' Ending Note Balance

(20) Class B Noteholders' Ending Note Balance

(21) Class A Noteholders' Beginning Note Balance

(22) Class B Noteholders' Beginning Note Balance

(23) Total Noteholders Principal Distribution for Collection Period

(24) Total Noteholders Interest Distribution for Collection Period

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE


------------------------------------------------------------------------------------------------------------------------------------
IV.          CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------
       (25)  Total Monthly Principal Collection Amounts                                                           (25) 22,744,700.20
                                                                                                                      --------------
       (26)  Required Pro Forma Class A Note Balance (87% x Line 9)                         (26) 802,219,813.25
                                                                                                 ---------------
       (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                              (27) 800,445,677.75
                                                                                                 ---------------
       (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                             (28)   1,774,135.50         1,774,135.50
                                                                                                 ---------------      --------------
       (29)  Principal Distribution Amount (Line 25 - Line 28)                                                    (29) 20,970,564.70
                                                                                                                      ==============

------------------------------------------------------------------------------------------------------------------------------------
V.           RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
       AVAILABLE FUNDS

       (30) Interest Collections                                                             (30)  13,187,234.45
                                                                                                  ---------------
       (31) Repurchased Loan Proceeds Related to Interest                                    (31)              -
                                                                                                  ---------------
       (32) Principal Collections                                                            (32)  10,516,598.05
                                                                                                  ---------------
       (33) Prepayments in Full                                                              (33)   8,727,730.89
                                                                                                  ---------------
       (34) Prepayments in Full Due to Administrative Repurchases                            (34)              -
                                                                                                  ---------------
       (35) Repurchased Loan Proceeds Related to Principal                                   (35)              -
                                                                                                  ---------------
       (36) Collection of Supplemental Servicing - Extension and Late Fees                   (36)     239,911.19
                                                                                                  ---------------
       (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced           (37)              -
                                                                                                  ---------------
       (38) Liquidation Proceeds                                                             (38)   1,258,414.36
                                                                                                  ---------------
       (39) Recoveries from Prior Month Charge-Offs                                          (39)      11,236.05
                                                                                                  ---------------
       (40) Investment Earnings - Collection Account                                         (40)      20,486.75
                                                                                                  ---------------
       (41) Investment Earnings - Spread Account                                             (41)      25,090.87
                                                                                                  ---------------
       (42) Proceeds from Swap Agreement                                                     (42)              -
                                                                                                  ---------------
       (43) Total Available Funds                                                                                 (43) 33,986,702.61
                                                                                                                      --------------

       DISTRIBUTIONS:

       (44) Base Servicing Fee - to Servicer                                                 (44)   1,771,568.32
                                                                                                  ---------------
       (45) Payment to Swap Provider                                                         (45)     496,388.89
                                                                                                  ---------------
       (46) Supplemental Servicing Fee - to Servicer                                         (46)     366,274.31
                                                                                                  ---------------
       (47) Indenture Trustee Fees                                                           (47)         250.00
                                                                                                  ---------------
       (48) Owner Trustee Fees                                                               (48)              -
                                                                                                  ---------------
       (49) Backup Servicer Fees                                                             (49)              -
                                                                                                  ---------------

             NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

            --------------------------------------------------------------------------------
                            BEGINNING    INTEREST  INTEREST                     CALCULATED
               CLASS      NOTE BALANCE  CARRYOVER    RATE    DAYS  DAYS BASIS    INTEREST
            --------------------------------------------------------------------------------
       (50) Class A-1    112,190,377.95        -   1.25000%   32   Act.Days/360  124,655.98  (50)    124,655.98
                                                                                                  --------------
       (51) Class A-2-A  177,000,000.00        -   1.59000%   30      30/360     234,525.00  (51)    234,525.00
                                                                                                  --------------
       (52) Class A-2-B  100,000,000.00        -   1.33625%   32   Act.Days/360  118,777.78  (52)    118,777.78
                                                                                                  --------------
       (53) Class A-3    228,000,000.00        -   1.43625%   32   Act.Days/360  291,080.00  (53)    291,080.00
                                                                                                  --------------
       (54) Class A-4    206,000,000.00        -   1.60625%   32   Act.Days/360  294,122.22  (54)    294,122.22
                                                                                                  --------------
       (55) Class B       90,149,138.00        -   8.00000%   30      30/360     600,994.25  (55)    600,994.25
            --------------------------------------------------------------------------------      --------------

             NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

            ----------------------------------------------------------------------------------------
                            PRINCIPAL    PRINCIPAL    EXCESS       MANDATORY               TOTAL
               CLASS      DISTRIBUTION   CARRYOVER   PRIN. DUE  NOTE PREPAYMENT          PRINCIPAL
            ----------------------------------------------------------------------------------------
       (56)  Class A-1    20,970,564.70          -           -                 -   -   20,970,564.70   (56) 20,970,564.70
                                                                                                            --------------
       (57) Class A-2-A               -          -           -                 -   -               -   (57)             -
                                                                                                            --------------
       (58) Class A-2-B                          -           -                 -   -               -   (58)             -
                                                                                                            --------------
       (59)  Class A-3                -          -           -                 -   -               -   (59)             -
                                                                                                            --------------
       (60)  Class A-4                -          -           -                 -   -               -   (60)             -
                                                                                                            --------------
       (61)   Class B                 -          -           -                 -   -               -   (61)             -
            -----------------------------------------------------------------------------------------       --------------

       (62) Insurer Premiums - to AMBAC                                                                (62)    147,074.00
                                                                                                            --------------

             (63) Total Distributions                                                        (63)     25,416,275.45
                                                                                                     --------------
       (64)  Excess Available Funds (or Premium Claim Amount)                                (64)      8,570,427.16
                                                                                                     --------------
       (65)  Deposit to Spread Account to Increase to Required Level                         (65)                 -
                                                                                                     --------------
       (66)  Amount available for Noteholders' Accelerated Principle Amount                  (66)                 -
                                                                                                     --------------
       (67)  Amount available for Deposit into the Note Distribution Account                 (67)      8,570,427.16
                                                                                                     --------------

--------------------------------------------------------------------------------------------------------------------
VI.          CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
--------------------------------------------------------------------------------------------------------------------
       (68)  Excess Available Funds After Amount to Increase Spread to Required Level
             (Line 64 - Line 65)                                                             (68)      8,570,427.16
                                                                                                   -----------------
       (69)  Spread Account Balance in Excess of Required Spread Balance                     (69)        682,341.01
                                                                                                   -----------------
       (70)  Total Excess Funds Available                                                    (70)      9,252,768.17
                                                                                                   -----------------
       (71)  Pro Forma Class A Note Balance (Line 21 - Line 8)                               (71)    800,445,677.75
                                                                                                   -----------------
       (72)  Required Pro Forma Class A Note Balance (87% x Line 9)                          (72)    802,219,813.25
                                                                                                   -----------------
       (73)  Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72)           (73)                 -
                                                                                                   -----------------
       (74)  Lesser of (Line 72) or (Line 73)                                                (74)                 -
                                                                                                   -----------------
       (75)  Accelerated Principal Amount (Lesser of Line 70 or 74)                          (75)                 -
                                                                                                   -----------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE


----------------------------------------------------------------------------------------------------------------------------------
VII.         RECONCILIATION OF SPREAD ACCOUNT:                                INITIAL DEPOSIT                          TOTAL
----------------------------------------------------------------------------------------------------------------------------------
 (76)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                      30,034,474.15                        30,034,474.15
----------------------------------------------------------------------------------------------------------------------------------
 (77)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                         (77) 28,345,093.19
                                                                                                                    --------------
             ADDITIONS TO SPREAD ACCOUNT

       (78)  Deposit from Collection Account (Line 65)                                        (78)            -
                                                                                                  --------------
       (79)  Investments Earnings                                                             (79)    25,090.87
                                                                                                  --------------
       (80)  Deposits Related to Subsequent Receivables Purchases                             (80)            -
                                                                                                  --------------
       (81)  Total Additions                                                                                     (81)    25,090.87
                                                                                                                     -------------

             SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                    (82)28,370,184.06
             AND SPREAD ACCOUNT REQUIREMENT AMOUNT

       (83)  3% of the Ending Pool Balance (3% x Line 9)                                      (83)27,662,752.18
                                                                              ---------------     --------------
       (84)  Floor Amount (2.25% of Original Pool Balance)                      22,525,855.61 (84)            -
                                                                              ---------------     --------------
       (85)  If a Spread Cap Event exists then 6% of the Ending Pool Balance                - (85)            -
                                                                              ---------------     --------------
       (86)  If a Trigger Event exists then an unlimited amount as
              determined by the Controlling Party                                             (86)            -
                                                                                                  --------------
       (87)  Spread Account Requirement                                                                          (87)27,662,752.18
                                                                                                                     -------------

             WITHDRAWALS FROM SPREAD ACCOUNT

       (88)  Withdrawal pursuant to Section 5.1(b) (Transfer Investment
              Earnings to the Collection Account)                                             (88)    25,090.87
                                                                                                  --------------
       (89)  Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)                   (89)            -
                                                                                                  --------------
       (90)  Withdrawal pursuant to Section 5.7(b)(xiv) (Other unpaid
              amounts owed to the Insurer)                                                    (90)            -
                                                                                                  --------------
       (91)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution
              Account - Class A Noteholders' Accelerated Principal Amount)                    (91)            -
                                                                                                  --------------
       (92)  Withdrawal pursuant to Section 5.7(b)(xvi) (Swap Provider -
              Amounts Due with Respect to Transaction II)                                     (92)            -
                                                                                                  --------------
       (93)  Withdrawal pursuant to Section 5.7(b)(xvii) (Note
              Distribution Account - Class B Noteholders' Principal)                          (93)   682,341.01
                                                                                                  --------------

       (94)  Total Withdrawals                                                                (94)   707,431.88
                                                                                                  --------------
                                                                                                                 (95)   707,431.88
                                                                                                                     -------------

             END OF PERIOD SPREAD ACCOUNT BALANCE                                                                (96)27,662,752.18
                                                                                                                     -------------


----------------------------------------------------------------------------------------------------------------------------------
VIII.        CALCULATION OF OC LEVEL AND OC PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------

       (97)  Aggregate Principal Balance                                                      (97)922,091,739.37
                                                                                                  ---------------
       (98)  End of Period Class A Note Balance                                               (98)802,219,813.25
                                                                                                  ---------------
       (99)  Line 97 less Line 98                                                             (99)119,871,926.12
                                                                                                  ---------------
       (100) OC Level (Line 99 / Line 97)                                                    (100)        13.00%
                                                                                                  ---------------
       (101) Ending Spread Balance as of a percentage of Aggregate
              Principal Balance (Line 96 / Line 97)                                          (101)         3.00%
                                                                                                  ---------------
       (102) OC Percentage (Line 100 + Line 101)                                                                 (102)        16.00%
                                                                                                                      --------------


------------------------------------------------------------------------------------------------------------------------------------
IX.          AMOUNTS DUE TO CERTIFICATEHOLDER
------------------------------------------------------------------------------------------------------------------------------------

       (103) Beginning of Period Class B Noteholder Balance                                                      (103)90,149,138.00
       (104) Funds Available to the Class B Noteholder                                                           (104) 9,252,768.17
       (105) Remaining Balance to the Certificateholder                                                          (105)            -

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

       By:        (S)/Mike Wilhelms
       Name:      Mike Wilhelms
       Title:     Sr. VP & Chief Financial Officer
       Date:      3-Jul-2003

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

--------------------------------------------------
COLLECTION PERIOD BEGINNING:           06/01/2003
COLLECTION PERIOD ENDING:              06/30/2003
PREV. DISTRIBUTION/CLOSE DATE:         06/12/2003
DISTRIBUTION DATE:                     07/14/2003
DAYS OF INTEREST FOR PERIOD:                   32
DAYS IN COLLECTION PERIOD:                     30
MONTHS SEASONED:                                4
--------------------------------------------------

Original Pool Balance                                     $1,001,149,138.34

Beginning of Period Pool Balance                             944,836,439.57
Principal Reduction during preceding Collection Period        22,744,700.20
End of Period Pool Balance                                $  922,091,739.37

------------------------------------------------------------------------------------------------------------------------------------
I.     COLLECTION PERIOD NOTE BALANCE CALCULATION:              CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3
------------------------------------------------------------------------------------------------------------------------------------
 (1)   Original Note Balance                             (1)  $200,000,000.00   $177,000,000.00   $100,000,000.00   $228,000,000.00
                                                            ------------------------------------------------------------------------

 (2)   Beginning of Period Note Balance                  (2)   112,190,377.95    177,000,000.00    100,000,000.00    228,000,000.00

 (3)   Note Principal Payments                           (3)    20,970,564.70              0.00              0.00              0.00

 (4)   Preliminary End of period Note Balance            (4)    91,219,813.25    177,000,000.00    100,000,000.00    228,000,000.00
                                                            ------------------------------------------------------------------------

 (5)   Policy Claim Amount                               (5)             0.00              0.00              0.00              0.00

 (6)   End of period Note Balance                        (6)    91,219,813.25    177,000,000.00    100,000,000.00    228,000,000.00
                                                            ========================================================================

 (7)   Note Pool Factors  (6) / (1)                      (7)      45.6099066%      100.0000000%      100.0000000%      100.0000000%
                                                            ========================================================================

------------------------------------------------------------------------------------------------------------------------------------
I.     COLLECTION PERIOD NOTE BALANCE CALCULATION:                          CLASS A-4            CLASS B              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 (1)   Original Note Balance                                        (1)     $206,000,000.00     $90,149,138.00    $1,001,149,138.00
                                                                       -------------------------------------------------------------

 (2)   Beginning of Period Note Balance                             (2)      206,000,000.00      90,149,138.00       913,339,515.95

 (3)   Note Principal Payments                                      (3)                0.00       9,252,768.17        30,223,332.87

 (4)   Preliminary End of period Note Balance                       (4)      206,000,000.00      80,896,369.83       883,116,183.08
                                                                       -------------------------------------------------------------

 (5)   Policy Claim Amount                                          (5)                0.00               0.00                 0.00

 (6)   End of period Note Balance                                   (6)      206,000,000.00      80,896,369.83       883,116,183.08
                                                                       =============================================================

 (7)   Note Pool Factors  (6) / (1)                                 (7)        100.0000000%        89.7361546%          88.2102526%
                                                                       =============================================================

------------------------------------------------------------------------------------------------------------------------------------
II.    NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT              CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3
------------------------------------------------------------------------------------------------------------------------------------
 (8)   Note Interest Payments                            (8)       124,655.98        234,525.00        118,777.78        291,080.00
 (9)   Interest Carryover Amount                         (9)             0.00              0.00              0.00              0.00

------------------------------------------------------------------------------------------------------------------------------------
II.    NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT                             CLASS A-4            CLASS B              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 (8)   Note Interest Payments                                     (8)            294,122.22         600,994.25         1,664,155.23
 (9)   Interest Carryover Amount                                  (9)                  0.00               0.00                 0.00

------------------------------------------------------------------------------------------------------------------------------------
III.   DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE                  CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3
------------------------------------------------------------------------------------------------------------------------------------
 (10)  Principal Distribution                            (10)           104.85              0.00              0.00              0.00
 (11)  Interest Distribution                             (11)             1.11              1.33              1.19              1.28
                                                             -----------------------------------------------------------------------
 (12)  Total Distribution  (10) + (11)                   (12)           105.96              1.33              1.19              1.28

------------------------------------------------------------------------------------------------------------------------------------
III.   DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE                                 CLASS A-4            CLASS B              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 (10)  Principal Distribution                                        (10)              0.00             102.64               207.49
 (11)  Interest Distribution                                         (11)              1.43               6.67                13.00
                                                                         -----------------------------------------------------------
 (12)  Total Distribution  (10) + (11)                               (12)              1.43             109.31               220.49

------------------------------------------------------------------------------------------------------------------------------------
IV.    SERVICING FEE PAID TO THE SERVICER
------------------------------------------------------------------------------------------------------------------------------------
 (13)  Base Servicing Fee Paid for the Prior Collection Period                                                       $ 1,771,568.32
 (14)  Supplemental Servicing Fee Paid for the Prior Collection Period                                                   366,274.31
                                                                                                                    ----------------
 (15)  Total Fees Paid to the Servicer                                                                               $ 2,137,842.63

------------------------------------------------------------------------------------------------------------------------------------
V.     COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            ----------------------------------------
                                                                                                   CUMULATIVE           MONTHLY
                                                                                            ----------------------------------------
 (16)  Original Number of Receivables                                                   (16)             65,308
                                                                                            ----------------------------------------
 (17)  Beginning of period number of Receivables                                        (17)             63,644              63,644
 (18)  Number of Subsequent Receivables Purchased                                       (18)                  0                   0
 (19)  Number of Receivables becoming Liquidated Receivables during period              (19)                341                 248
 (20)  Number of Receivables becoming Purchased Receivables during period               (20)                  0                   0
 (21)  Number of Receivables paid off during period                                     (21)              2,189                 618
                                                                                            ----------------------------------------
 (22)  End of period number of Receivables                                              (22)             62,778              62,778
                                                                                            ----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VI.    STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    ------------------------------------------------
                                                                                           ORIGINAL      PREV. MONTH     CURRENT
                                                                                    ------------------------------------------------
 (23)  Weighted Average APR of the Receivables                                  (23)        17.64%           17.63%          17.63%
 (24)  Weighted Average Remaining Term of the Receivables                       (24)          58.8             56.0            55.1
 (25)  Weighted Average Original Term of Receivables                            (25)          65.7             65.8            65.8
 (26)  Average Receivable Balance                                               (26)       $15,330          $14,846         $14,688
 (27)  Aggregate Realized Losses                                                (27)            $0         $586,319      $2,230,721
                                                                                    ------------------------------------------------

                   TRAID AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

------------------------------------------------------------------------------------------------------------------------------------
VII.   DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    --------------------------------
       Receivables with Scheduled Payment delinquent                                                  UNITS    DOLLARS    PERCENTAGE
                                                                                                    --------------------------------
 (28)        31-60 days                                                                         (28)  3,025  $43,946,458      4.77%
 (29)        61-90 days                                                                         (29)    837   11,951,128      1.30%
 (30)        over 90 days                                                                       (30)    432    6,131,596      0.66%
                                                                                                    --------------------------------
 (31)        Receivables with Scheduled Payment delinquent more than 30 days at end of period   (31)  4,294  $62,029,182      6.73%
                                                                                                    --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VIII.  NET LOSS RATE: (PRECEDING COLLECTION PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
 (32)  Total Net Liquidation Losses for the preceding Collection Period                                    (32)        2,230,720.85
 (33)  Beginning of Period Pool Balance                                                                    (33)      944,836,439.57
 (34)  Net Loss Rate                                                                                       (34)               0.24%

------------------------------------------------------------------------------------------------------------------------------------
IX.    MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
 (35)  Aggregate Principal Balance of Receivables extended during the preceding collection period             (35)     8,036,053.47
 (36)  Beginning of Period Pool Balance                                                                       (36)   944,836,439.57
 (37)  Monthly Extension Rate                                                                                 (37)            0.85%

------------------------------------------------------------------------------------------------------------------------------------
X.     PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
       DELINQUENCY RATE
       (38)  Receivables with Scheduled Payment delinquent > 60 days at end
               of preceding collection period (29 + 30)                            (38)     $ 18,082,724.01
                                                                                       ---------------------
       (39)  End of period Principal Balance                                       (39)      922,091,739.37
                                                                                       ---------------------
       (40)  Delinquency Ratio (38) divided by (39)                                                            (40)          1.96%
                                                                                                                   ----------------

       (41)  Delinquency Rate Trigger Level for the Preceding Collection Period                                (41)          3.00%
                                                                                                                   ----------------

       (42)  Preceding Collection Period Delinquency Rate Compliance                                           (42)   PASS
                                                                                                                   ----------------
       -----------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
       CUMULATIVE NET LOSS RATIO
       (43)  Cumulative Net Losses incurred prior to the Preceding Collection Period     (43)          793,048.05
                                                                                             ---------------------
       (44)  Net Loss incurred in Preceding Collection Period                            (44)        2,230,720.85
                                                                                             ---------------------
       (45)  Cumulative Net Losses                                                       (45)        3,023,768.90
                                                                                             ---------------------
       (46)  Original Pool Balance                                                       (46)  $ 1,001,149,138.34
                                                                                             ---------------------

       (47)  Cumulative Net Loss Ratio ((45)/(46))                                                                  (47)      0.30%
                                                                                                                        ------------

       (48)  Cumulative Net Loss Rate Trigger Level for the Preceding Collection Period                             (48)      3.12%
                                                                                                                        ------------

       (49)  Preceding Collection Period Cumulative Net Loss Rate Compliance                                        (49)     PASS
                                                                                                                        ------------
       -----------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
       AVERAGE MONTHLY EXTENSION RATE
       (50)  Principal Balance of Receivables extended during preceding Collection Period                (50)  0.85%
                                                                                                             --------
       (51)  Principal Balance of Receivables extended during the Second Preceding Collection Period     (51)  0.57%
                                                                                                             --------
       (52)  Principal Balance of Receivables extended during the Third Preceding Collection Period      (52)  0.36%
                                                                                                             --------

       (53)  Average Monthly Extension Rate ((50) +(51) +(52))/3                                                        (53)  0.59%
                                                                                                                            --------

       (54)  Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                                    (54)  PASS
                                                                                                                            --------
       -----------------------------------------------------------------------------------------------------------------------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:          (S)/Mike Wilhelms
Name:        Mike Wilhelms
Title:       Sr. VP & Chief Financial Officer
Date:        3-Jul-2003


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